UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2011

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 Wilson Boulevard, Suite 1100, Arlington, Virginia	22203
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (703) 522-1315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On January 13, 2011, the Board of Directors (the “Board”) of The AES Corporation (the “Company”) appointed Dr. Kristina Johnson to the Board and its Compensation Committee.

Dr. Johnson, who was a member of the Board from April of 2004 until April of 2009, will participate in the non-employee director compensation arrangements described in the Company’s 2010 annual proxy statement filed with the Securities and Exchange Commission on March 10, 2010. For the 2010-2011 Board year, Dr. Johnson will receive pro rata compensation based on 98 days served during the Board calendar year.

On January 18, 2011, the Company issued a press release announcing the appointment of Dr. Johnson. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated as of January 18, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
(Registrant)

	By:	/s/ Victoria D. Harker
		Name:	Victoria D. Harker
		Title:	Executive Vice President and Chief Financial Officer

Date: January 18, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 18, 2011